                                                                    EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)


         The undersigned executive officer of Anchor BanCorp Wisconsin, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the three months ended September 30, 2003 fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                                /s/ Douglas J. Timmerman
                                                --------------------------------
                                                Douglas J. Timmerman,
                                                Chairman of the Board, President
                                                and Chief Executive Officer

October 31, 2003




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Anchor BanCorp Wisconsin, Inc. and will be retained by Anchor BanCorp Wisconsin, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.